EXHIBIT 99.1

OpenTV Reports First Quarter 2008 Results

San Francisco, Calif., May 6, 2008 – OpenTV Corp. (NASDAQ: OPTV), a leading provider of solutions for the delivery of advanced television and advanced advertising services, today announced financial results for its first quarter ended March 31, 2008.

“For the first quarter, OpenTV reported solid revenue and net income, putting us on track to meet our objectives for the full year. Results were driven by strong revenue growth in our Middleware Solutions segment as we continued to execute key customer launches and projects worldwide,” said Chief Executive Officer, Ben Bennett. “Moving forward, we continue to pursue new middleware opportunities in emerging markets as well as expand relationships with existing customers in more mature markets. We have also made further progress with our advanced advertising business and remain on track for the general availability of our EclipsePlus product later this month. Finally, we believe the strategic initiatives implemented during 2007 will continue to drive further improvements in execution and performance.”

Key Operating Measures of Continuing Operations

USD Millions	Three months ended March 31, 2008	Three months ended March 31, 2007	Change
Revenues	$33.8m	$25.1m	35%
Adjusted EBITDA, before unusual items	$7.6m	$0.4m	$7.2m
Cash, Cash Equivalents and Marketable Debt Securities	$96.0m	$71.2m	35%

First Quarter 2008 Results

For the quarter ended March 31, 2008, revenues were $33.8 million, an increase of 35% over revenues of $25.1 million for the first quarter of 2007. Royalties and licenses revenues increased 24% to $22.2 million. Services and other revenues increased 61% to $11.6 million. Adjusted EBITDA, before unusual items, was $7.6 million for the quarter ended March 31, 2008, compared to $0.4 million for the first quarter of 2007.

Net income for the first quarter of 2008 was $6.3 million, or $0.05 per share, compared to a net loss of $3.1 million, or $(0.02) per share, for the first quarter of 2007.

As of March 31, 2008, the Company recorded a balance of $27.7 million in deferred revenue, compared to $24.1 million at the end of 2007.

As of March 31, 2008, the Company had cash, cash equivalents and short and long-term marketable debt securities totaling $96.0 million, compared to $81.8 million as of December 31, 2007.

Segment Information

Revenues

•	In the first quarter of 2008, revenues from the Middleware Solutions segment were $30.1 million, compared to $21.8 million for the same period in the prior year.

•	In the first quarter of 2008, revenues from the Advertising Solutions segment were $3.7 million, compared to $3.3 million for the same period in the prior year.

Contribution Margin

•	In the first quarter of 2008, Middleware Solutions contribution margin increased by $7.1 million to $13.7 million, compared to $6.6 million for the same period in the prior year.

•	In the first quarter of 2008, Advertising Solutions contribution margin improved by $1.3 million to $0.7 million, compared to a loss of $0.6 million for the same period in the prior year.

For the first quarter of 2008, total contribution margin from the Company’s operating segments increased to $14.4 million, compared to $6.0 million in the first quarter of 2007. Unallocated corporate overhead was $6.8 million in the first quarter of 2008, $1.2 million higher than unallocated corporate overhead of $5.6 million in the first quarter of 2007.

Adjusted EBITDA before unusual items and contribution margin are non-GAAP financial measures. Reconciliations of the differences between these non-GAAP financial measures and net income (loss), which is the most directly comparable GAAP financial measure, are included at the end of this press release. Additional information regarding the derivation of Adjusted EBITDA and contribution margin and a statement of the relevance to management of this information and its possible usefulness to investors is also included at the end of this release and on the investor relations page of our Web site.

Conference Call Details

OpenTV will conduct a conference call to discuss the Company’s first quarter financial results. The details of the call are as follows:

Date and Time:	Tuesday, May 6, 2008, at 5:00pm ET / 2:00pm PT
Dial-in number US:	800.638.4817
Dial-in number International:	617.614.3943
Pass Code:	17138502
Participants:	Ben Bennett, Chief Executive Officer
Shum Mukherjee, Chief Financial Officer
Mark Beariault, General Counsel

To access a live Web cast of the conference call, please go to the Investor Relations section of the OpenTV Web site at www.opentv.com.

The conference call replay will be available from May 6, 2008 at 7:00pm ET / 4:00pm PT through May 20, 2008 at 11:59pm ET / 8:59pm PT.

Replay Number US:	888-286-8010
Replay Number International:	617-801-6888
Pass Code:	90348358

About Segment Information

Because our business segments reflect the manner in which management reviews our business, they necessarily involve judgments that management believes are reasonable in light of the circumstances under which they are made. These judgments may change over time or may be modified to reflect new facts or circumstances. Segments may also be changed or modified from time to time to reflect technologies and applications that are newly created or that have changed, or other business conditions that evolve, each of which may result in management reassessing specific segments, the elements included therein and the methodologies used to assess segment performance.

Non-GAAP Financial Measures

“EBITDA” is an acronym for earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA, as used in this release, removes from EBITDA the effects of amortization of intangible assets, share-based compensation expense, other income and expense, and minority interest. “Adjusted EBITDA before unusual items” removes from Adjusted EBITDA the effects of contract amendments that mitigated potential loss positions and restructuring costs.

“Contribution margin,” as used in this release, is defined by the company as segment revenues less related direct or indirect allocable costs, including headcount and headcount-related overhead costs, consulting and subcontractor costs, travel, marketing and network infrastructure and bandwidth costs. Contribution margin excludes unallocated corporate support, interest, taxes, depreciation and amortization, amortization of intangible assets, share-based compensation, impairment of goodwill, impairment of intangibles, other income, minority interest, restructuring provisions, and unusual items such as contract amendments that mitigated potential loss positions. These exclusions reflect costs not considered directly allocable to individual business segments and result in a definition of contribution margin that does not take into account the substantial cost of doing business.

Management believes that “Adjusted EBITDA before unusual items” and “contribution margin” are relevant and useful measures, when considered in conjunction with the comparable GAAP measures, for use by investors in evaluating the operational performance of the company. They are some of the principal measures used by OpenTV’s management to assess the financial performance of its business. OpenTV’s management believes that both Adjusted EBITDA before unusual items and contribution margin provide meaningful information because each measure represents a transparent view of OpenTV’s recurring operating performance and allows management to readily view operating trends, perform analytical comparisons and benchmarking between segments and identify strategies to improve operating performance. While OpenTV’s management may consider Adjusted EBITDA before unusual items and contribution margin to be important measures of comparative operating performance, they should be considered in addition to, but not as a substitute for, profit (loss) from operations, net income (loss), cash flow and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented in the financial statements included in this press release. Additionally, OpenTV’s calculation of Adjusted EBITDA before unusual items and contribution margin may be different from the calculation used by other companies and, therefore, comparability may be affected. OpenTV reconciles Adjusted EBITDA before unusual items and each reported segment’s contribution margin to its consolidated net income (loss) as presented in the accompanying financial statements, because OpenTV believes consolidated net income (loss) is the most directly comparable financial measure presented in accordance with GAAP.

While OpenTV believes that the presentation of non-GAAP financial measures contained in this press release complies with the rules and guidance of the SEC, it can give no assurance that it will be able to provide the same or comparable measures in future press releases or announcements. OpenTV may, in the future, present non-GAAP financial measures other than “Adjusted EBITDA before unusual items,” “Adjusted EBITDA” and “contribution margin” that it believes may be useful to investors. Any such determinations will be made with the intention of providing the most useful information to investors and will reflect the information used by OpenTV’s management in assessing its business, which may change from time to time.

Cautionary Language Regarding Forward-Looking Information

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in political, economic, business, competitive, market and regulatory factors. In particular, factors that could cause our actual results to differ include risks related to: delays in the development or introduction of new versions of our products; technical difficulties with networks or operating systems; our ability to manage our resources effectively; changes in technologies that affect the television industry; and the protection of our proprietary information. These and other risks are more fully described in our periodic reports and registration statements filed with the Securities and Exchange Commission and can be obtained online at the Commission’s web site at http://www.sec.gov. Readers should consider the information contained in this release together with other publicly available information about our company for a more informed overview of our company. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About OpenTV

OpenTV is one of the world’s leading providers of solutions for the delivery of advanced digital television services. The company’s software has been integrated in more than 106 million digital devices around the world, and enables enhanced program guides, video-on-demand, personal video recording, interactive and addressable advertising, games and a variety of consumer care and communication applications. For more information, please visit www.opentv.com.

Investor Contacts:	Press Contacts:

Denise Roche / Brad Edwards	Christine Oury
Brainerd Communicators	OpenTV
Tel: +1 212-986-6667	Tel: +1 415-962-5433
roche@braincomm.com	coury@opentv.com
edwards@braincomm.com

OPENTV CORP.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	March 31, 2008	December 31, 2007 *
ASSETS
Current assets:
Cash and cash equivalents	$82,946	$58,599
Short-term marketable debt securities	11,203	20,404
Accounts receivable, net of allowance for doubtful accounts of $808 and $565 at March 31, 2008 and December 31, 2007, respectively	31,261	16,655
Prepaid expenses and other current assets	3,694	5,465

Total current assets	129,104	101,123
Long-term marketable debt securities	1,880	2,811
Property and equipment, net	6,432	6,554
Goodwill	95,084	95,082
Intangible assets, net	11,564	12,589
Other assets	1,976	1,896

Total assets	$246,040	$220,055

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,227	$2,687
Accrued liabilities	20,244	17,360
Accrued restructuring	309	883
Deferred revenue	18,040	14,992

Total current liabilities	39,820	35,922
Accrued liabilities, net of current portion	2,580	2,764
Accrued restructuring, net of current portion	1,278	1,297
Deferred revenue, net of current portion	9,676	9,142

Total liabilities	53,354	49,125
Commitments and contingencies
Minority interest	443	451
Shareholders’ equity:
Preference shares, no par value, 500,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary shares, no par value, 500,000,000 shares authorized; 109,628,148 and 109,657,613 shares issued and outstanding at March 31, 2008 and December 31, 2007, respectively	2,234,614	2,234,614
Class B ordinary shares, no par value, 200,000,000 shares authorized; 30,206,154 shares issued and outstanding at March 31, 2008 and December 31, 2007	35,953	35,953
Additional paid-in capital	515,912	500,162
Accumulated other comprehensive loss	(442)	(141)
Accumulated deficit	(2,593,794)	(2,600,109)

Total shareholders’ equity	192,243	170,479

Total liabilities, minority interest and shareholders’ equity	$246,040	$220,055

*	The condensed consolidated balance sheet at December 31, 2007 has been derived from the company’s audited consolidated financial statements at the date.

OPENTV CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)

	Three Months Ended March 31,
	2008	2007
Revenues:
Royalties and licenses	$22,221	$17,861
Services and other	11,584	7,208

Total revenues	33,805	25,069
Cost of revenues:
Royalties and licenses	1,423	1,767
Services and other	10,073	9,243

Total cost of revenues	11,496	11,010

Gross profit	22,309	14,059
Operating expenses:
Research and development	9,292	8,573
Sales and marketing	2,353	2,896
General and administrative	6,371	5,426
Amortization of intangible assets	185	510

Total operating expenses	18,201	17,405

Profit (loss) from operations	4,108	(3,346)
Interest income	716	501
Other income	1,846	72
Minority interest	8	9

Income (loss) before income taxes	6,678	(2,764)
Income tax expense	363	261

Net income (loss) from continuing operations	6,315	(3,025)
Discontinued operations:
Net loss from discontinued operations	—	(119)

Net income (loss)	$6,315	$(3,144)

Net income (loss) per share from continuing operations, basic	$0.05	$(0.02)
Net income (loss) per share from discontinued operations, basic	—	—

Net income (loss) per share, basic	$0.05	$(0.02)

Net income (loss) per share from continuing operations, diluted	$0.04	$(0.02)
Net income (loss) per share from discontinued operations, diluted	—	—

Net income (loss) per share, diluted	$0.04	$(0.02)

Shares used in per share calculation, basic	139,789,266	138,505,301

Shares used in per share calculation, diluted	140,494,112	138,505,301

OPENTV CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended March 31,
	2008	2007
Cash flows from operating activities:
Net income (loss)	$6,315	$(3,144)
Less: Loss from discontinued operations	—	(119)

Net income (loss) from continuing operations	6,315	(3,025)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	1,034	919
Amortization of intangible assets	1,025	1,701
Share-based compensation	1,409	1,105
Non-cash employee compensation	6	26
Provision for doubtful accounts	243	100
Minority interest	(8)	(9)
Changes in operating assets and liabilities:
Accounts receivable	(14,849)	(416)
Prepaid expenses and other current assets	32	471
Other assets	(80)	93
Accounts payable	(1,460)	(1,518)
Accrued liabilities	2,700	(3,516)
Accrued restructuring	(593)	(199)
Deferred revenue	3,582	5,792

Net cash provided by (used in) operating activities of continuing operations	(644)	1,524
Net cash provided by operating activities of discontinued operations	—	325

Total net cash provided by (used in) operating activities	(644)	1,849
Cash flows from investing activities:
Purchase of property and equipment	(850)	(884)
Proceeds from sale of cost investment	1,739	—
Proceeds from sale of marketable debt securities	11,359	4,288
Purchase of marketable debt securities	(1,330)	(12,681)

Net cash provided by (used in) investing activities of continuing operations	10,918	(9,277)
Net cash used in investing activities of discontinued operations	—	(20)

Total net cash provided by (used in) investing activities	10,918	(9,297)
Cash flows from financing activities:
Capital contribution	14,333	5,395
Proceeds from issuance of ordinary shares	—	199

Net cash provided by financing activities of continuing operations	14,333	5,594
Effect of exchange rate changes on cash and cash equivalents of continuing operations	(260)	33
Effect of exchange rate changes on cash and cash equivalents of discontinued operations	—	(32)

Total effect of exchange rate changes on cash and cash equivalents	(260)	1

Net increase (decrease) in cash and cash equivalents of continuing operations	24,347	(2,126)
Net increase in cash and cash equivalents of discontinued operations	—	273

Net increase (decrease) in cash and cash equivalents	24,347	(1,853)
Cash and cash equivalents, beginning of period, of continuing operations	58,599	48,309
Cash and cash equivalents, beginning of period, of discontinued operations	—	307

Cash and cash equivalents, beginning of period	58,599	48,616
Cash and cash equivalents, end of period, of continuing operations	82,946	46,183
Cash and cash equivalents, end of period, of discontinued operations	—	580

Cash and cash equivalents, end of period	$82,946	$46,763

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$(567)	$(393)

Non-cash investing and financing activities:
Conversion of exchangeable shares	$2	$17

OPENTV CORP.

UNAUDITED SEGMENT INFORMATION AND RECONCILIATION OF

CONTRIBUTION MARGIN AND ADJUSTED EBITDA TO NET INCOME (LOSS)

(In thousands)

	Three Months Ended March 31,
	2008	2007
Revenues:
Middleware solutions
Royalties and licenses	$20,533	$16,551
Services and other	9,530	5,232

Subtotal - Middleware solutions	30,063	21,783
Advertising solutions
Royalties and licenses	1,688	1,310
Services and other	2,054	1,976

Subtotal - Advertising solutions	3,742	3,286

Total revenues	$33,805	$25,069

Contribution margin (loss):
Middleware solutions	$13,668	$6,581
Advertising solutions	686	(545)

Total contribution margin	14,354	6,036
Unallocated corporate support	(6,772)	(5,631)

Adjusted EBITDA	7,582	405
Depreciation and amortization	(1,034)	(919)
Amortization of intangible assets	(1,025)	(1,701)
Share-based and non-cash compensation	(1,415)	(1,131)
Interest income	716	501
Other income	1,846	72
Minority interest	8	9

Income (loss) before income taxes	6,678	(2,764)
Income tax expense	363	261

Net income (loss) from continuing operations	6,315	(3,025)
Discontinued operations:
Net loss from discontinued operations	—	(119)

Net income (loss)	$6,315	$(3,144)